Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of iBio, Inc. (the Company) on Form 10-K for the year ended June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Robert B. Kay, Executive Chairman of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 30, 2013	/s/Robert B. Kay
Robert B. Kay
Executive Chairman
(Principal Executive Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to iBio, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.